UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K/A

Amendment No. 1

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2022

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Issuer Direct Corporation
(Exact name of registrant as specified in its charter)

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Delaware	1-10185	26-1331503
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Glenwood Drive, Suite 1001, Raleigh, NC 27603

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (919) 481-4000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	ISDR	NYSE American

Item 2.01.  Completion of Acquisition or Disposition of Assets.

                On November 1, 2022, Issuer Direct Corporation, a Delaware corporation (the “Company”), entered into a Membership Interest Purchase Agreement with Lead Capital, LLC, a Delaware limited liability company, whereby the Company purchased all the issued and outstanding membership interests of iNewsWire.com LLC, a Delaware limited liability company (“Newswire”).  Newswire is a leading media and marketing communications technology company that provides press release distribution, media databases, media monitoring, and newsrooms through its Media Advantage Platform.

                On November 3, 2022, the Company filed a Current Report on Form 8-K (the “Original Form 8-K”) regarding the acquisition of Newswire (the “Acquisition”) and stated that the financial statements and pro forma financial information required under Item 9.01 of Form 8-K would be filed within 71 days after the date on which the Original Form 8-K was required to be filed.  This Amendment No. 1 to Current Report on Form 8-K (the “Amendment”) contains the required financial statements and pro forma financial information related to the Acquisition.  Except as set forth herein, no modifications have been made to the information contained in the Original Form 8-K and the Company has not updated any information contained therein to reflect the events that have occurred since the date of the Original Form 8-K. Accordingly, this Amendment should be read in conjunction with the Original Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(a)  Financial statements of business acquired.

                The audited financial statements of iNewsWire.com LLC as of and for the fiscal years ended December 31, 2021 and 2020, and the related notes to the financial statements and the report of the independent auditor thereon are included as Exhibit 99.1 and are hereby incorporated by reference.

                The unaudited financial statements of iNewsWire.com LLC as of and for the nine months ended September 30, 2022 and 2021, and the related notes to the financial statements are included as Exhibit 99.2 and are hereby incorporated by reference.

(b)  Pro forma financial information.

The unaudited pro forma financial information for the Company after giving effect to the Acquisition and the adjustments described therein as of and for the nine months ended September 30, 2022 and the year ended December 31, 2021, and the notes to the unaudited pro forma financial statements are included as Exhibit 99.3 and are hereby incorporated by reference.

(d)  Exhibits

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Audited Financial Statements of iNewswire.com LLC as of and for the fiscal years ended December 31, 2021 and 2020.

99.2	Unaudited financial statements of iNewsWire.com LLC as of and for the nine months ended September 30, 2022 and 2021 and the related notes to the financial statements.

99.3	Unaudited pro forma financial information for Issuer Direct Corporation after giving effect to the acquisition of iNewsWire.com LLC and the adjustments described therein as of and for the nine months ended September 30, 2022 and the year ended December 31, 2021

104	Cover Page Interactive Data File (formatted as Inline XBRL).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Issuer Direct Corporation

Date: January 17, 2023	By:	/s/ Brian R. Balbirnie
Brian R. Balbirnie Chief Executive Officer

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